INTANGIBLE ASSETS, NET (Details 1) - USD ($)	Dec. 31, 2020	Dec. 31, 2019
Goodwill and Intangible Assets Disclosure [Abstract]
2021	$ 1,634,512
2022	1,634,512
2023	1,634,512
2024	1,634,512
2025	1,634,512
Thereafter	6,080,015
Total	$ 14,252,575	$ 6,758,316